UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2023

(June 8, 2023)

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave.,
Suite 900, Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (773) 304-5050

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on March 30, 2023, Distribution Solutions Group, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with HIS Company, Inc., a Texas corporation (“Hisco”), HIS Company, Inc. Employee Stock Ownership Trust (the “Seller”), which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee (the “Trustee”) of the Seller, and Ellis Moseley, solely in his capacity as the representative of the Seller (the “Seller Representative”), to acquire all of the issued and outstanding capital stock of Hisco (the “Shares”) from the Seller (the “Transaction”).

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On June 8, 2023 (the “Closing Date”), the Company and certain of its subsidiaries entered into the First Amendment to Amended and Restated Credit Agreement (the “First Amendment”), dated as of June 8, 2023 (the “First Amendment Effective Date”), which amends that certain Amended and Restated Credit Agreement, dated as of April 1, 2022 (as amended by the First Amendment, the “Amended and Restated Credit Agreement”), by and among the Company, certain subsidiaries of the Company as borrowers or guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The First Amendment provides for a $305 million Incremental Term Loan (the “First Amendment Incremental Term Loans”). In addition, the Amended and Restated Credit Agreement permits the Company to increase the commitments under the agreement from time to time after the date of the First Amendment Effective Date by up to $200 million in the aggregate, subject to, among other things, receipt of additional commitments from existing and/or new lenders and pro forma compliance with certain financial covenants.

As of the First Amendment Effective Date (after giving effect to the incurrence of the First Amendment Incremental Term Loans), there were approximately $591.3 million of term loan facility loans outstanding and no revolving credit facility loans outstanding under the Amended and Restated Credit Agreement. The First Amendment Incremental Term Loans were used, among other things, to repay certain existing indebtedness of Hisco, HISCO Acquisition Subsidiary I, Inc. and HISCOCAN Inc. and their respective subsidiaries and to pay fees and expenses incurred in connection with the Transaction and the First Amendment.

Loans under the Amended and Restated Credit Agreement (including the First Amendment Incremental Term Loans) bear interest, at the Company’s option, at a rate equal to (i) the Alternate Base Rate or the Canadian Prime Rate (each as defined in the Amended and Restated Credit Agreement), plus, in each case, an additional margin ranging from 0.0% to 1.75% per annum, depending on the total net leverage ratio of the Company and its restricted subsidiaries as of the most recent determination date under the Amended and Restated Credit Agreement or (ii) the Adjusted Term SOFR Rate or the CDOR Rate (each as defined in the Amended and Restated Credit Agreement), plus, in each case, an additional margin ranging from 1.0% to 2.75% per annum, depending on the total net leverage ratio of the Company and its restricted subsidiaries as of the most recent determination date under the Amended and Restated Credit Agreement.

Each loan under the Amended and Restated Credit Agreement (including the First Amendment Incremental Term Loans) matures on April 1, 2027, at which time all outstanding loans, together with all accrued and unpaid interest, must be repaid and the revolving credit facility commitments terminate. The Company is required to repay principal on the First Amendment Incremental Term Loans each quarter (commencing with September 30, 2023) in an amount equal to $3,812,500. The Company is also required to prepay the term loans (including First Amendment Incremental Term Loans) with the net cash proceeds from any disposition of certain assets (subject to reinvestment rights) or from the incurrence of any unpermitted debt.

Subject to certain exceptions set forth in the Amended and Restated Credit Agreement, the obligations of the Company and its U.S. subsidiaries under the First Amendment are guaranteed by the Company and certain of the Company’s U.S. subsidiaries and the obligations of each of the Company’s Canadian subsidiaries under the Amended and Restated Credit Agreement are guaranteed by the Company and certain of its U.S. and Canadian subsidiaries.

Subject to certain exceptions set forth in the Amended and Restated Credit Agreement, obligations under the First Amendment are secured by a first priority security interest in and lien on substantially all assets of the Company, each other borrower and each guarantor.

The First Amendment (and the First Amendment Incremental Term Loans) is subject to various affirmative covenants contained in the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement also contains various covenants restricting (in each case, subject to certain exceptions set forth in the Amended and Restated Credit Agreement) the ability of the Company and its restricted subsidiaries to: (i) dispose of assets; (ii) incur additional indebtedness, issue preferred stock and guarantee obligations; (iii) prepay other indebtedness; (iv) make certain restricted payments, including dividend payments; (v) create liens on assets or agree to restrictions on the creation of liens on assets; (vi) make investments, loans or advances; (vii) restrict dividends and distributions from subsidiaries; (viii) engage in mergers or consolidations; (ix) engage in certain transactions with affiliates; (x) amend the terms of any organizational documents or material indebtedness; (xi) change lines of business; or (xii) make certain accounting changes. The Amended and Restated Credit Agreement also includes financial maintenance covenants requiring the Company to comply with a consolidated minimum interest coverage ratio and a maximum total net leverage ratio, each determined in accordance with the terms of the Amended and Restated Credit Agreement.

The First Amendment (and the First Amendment Incremental Term Loans) is subject to various events of default contained in the Amended and Restated Credit Agreement (subject to exceptions, thresholds and grace periods as set forth in the Amended and Restated Credit Agreement), including, without limitation: (i) nonpayment of principal or interest; (ii) failure to perform or observe covenants; (iii) inaccuracy or breaches of representations and warranties; (iv) cross-defaults with certain other indebtedness; (v) certain bankruptcy related events; (vi) impairment of security interests in collateral; (vii) invalidity of guarantees; (viii) material judgments; (ix) certain ERISA matters; and (x) certain change of control events. Under certain circumstances, a default interest rate will apply on all obligations (including the First Amendment Incremental Term Loans) at a rate equal to 2.0% per annum above the applicable interest rate.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.2 hereto and hereby incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Transaction was consummated. In accordance with the Purchase Agreement, the Company acquired all of the Shares, on a cash-free, debt-free basis, for an aggregate purchase price equal to (1) $269,100,000, subject to certain adjustments set forth in the Purchase Agreement and (2) an earn-out payment (the “Earn-Out Payment”) payable pursuant to the terms of the Purchase Agreement. The Earn-Out Payment is calculated based on the gross profit of Hisco and its affiliates for Hisco’s 2023 fiscal year, subject to certain adjustments and exclusions set forth in the Purchase Agreement (the “Gross Profit”). The Earn-Out Payment, if earned, will be a one-time payment, and no Earn-Out Payment will be payable if Gross Profit is determined to be less than $110,351,000 and the maximum Earn-Out Payment payable is $12,600,000 if Gross Profit is determined to be equal to or greater than $114,951,000. The Company will also pay $37,500,000 in cash or Company common stock in retention bonuses to certain Hisco employees that remain employed with Hisco or its affiliates for twelve or more months after the Closing Date.

Item 7.01	Regulation FD Disclosure.

On June 8, 2023, the Company issued a press release announcing the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such other filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The following documents have been filed as exhibits to this report, except for Exhibit 99.1 which has been furnished as an exhibit to this report, and are incorporated by reference herein as described above.

Exhibit No.	Exhibit Description

2.1*	Stock Purchase Agreement, dated as of March 30, 2023, by and among HIS Company, Inc., Distribution Solutions Group, Inc., HIS Company, Inc. Employee Stock Ownership Trust, which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee of HIS Company, Inc. Employee Stock Ownership Trust, and Ellis Moseley, solely in his capacity as the representative of HIS Company, Inc. Employee Stock Ownership Trust (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed March 31, 2023).

10.1*	Amended and Restated Credit Agreement, dated as of June 8, 2023, by and among the Company Products, Inc., the subsidiaries of the Company Products, Inc. party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release issued by the Company on June 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements.

Forward-looking statements do not relate to historical or current facts and are only predictions and reflect the views of the Company as of the date they are made with respect to future events and financial performance. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The Company gives no assurance that any goal set forth in forward-looking statements can be achieved and cautions readers not to place undue reliance on such statements, which speak only as of the date made. These statements are based on the Company’s management’s current expectations, intentions or beliefs and are subject to assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the Company’s business, financial condition and results of operations include (1) unanticipated difficulties or expenditures relating to the Transaction, (2) difficulties integrating the business operations of the Company and Hisco, which may result in the combined company not operating as effectively and efficiently as expected, (3) the Company’s ability to achieve the synergies contemplated with respect to the Transaction, (4) the failure to retain key management and employees of Hisco and its subsidiaries, (5) unfavorable reactions to the Transaction from customers, competitors, suppliers and employees, and (6) the possibility that certain assumptions with respect to Hisco’s business or the

Transaction could prove to be inaccurate. In addition to the factors identified herein, certain risks associated with the Company’s business are also discussed from time to time in the reports the Company files with the U.S. Securities and Exchange Commission. The information contained in this Current Report on Form 8-K is as of the date indicated above. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

Date: June 9, 2023	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President and Chief Financial Officer

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